EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF EMONECO INC.

In connection with the accompanying Quarterly Report on Form 10-Q of eMONEco, Inc. for the quarter ended July 31, 2015, the undersigned, Don Latson, President and Chief Executive Officer, principal accounting officer and principal financial officer, of eMONEco, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended July 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended July 31, 2015 fairly presents, in all material respects, the financial condition and results of operations of eMONEco, Inc.

Date: September 21, 2015	/s/ Don Latson
Don Latson
President and Chief Executive Officer, principal accounting officer and principal financial officer